L. B. FOSTER COMPANY
                    1996 INCENTIVE COMPENSATION PLAN


I.	PURPOSE

	To provide incentives and rewards to salaried employees based upon overall corporate profitability and the performance of individual operating units.

II.	CERTAIN DEFINITIONS

	The terms below shall be defined as follows for the purposes of the L. B. Foster Company 1996 Incentive Compensation Plan. The definitions of accounting terms shall be subject to such adjustments as are approved by the Corporation's Chief Executive
Officer.

	2.1	"Average Unit Income" shall mean for each Operating Unit
the sum of such Operating Unit's "Operating Unit Income" for the years 1993, 1994 and 1995 divided by three, subject to such adjustments as may be made by the Chief Executive Officer.

	2.2	"Base Compensation"	 shall mean the total base salary,
rounded to the nearest whole dollar, actually paid to a Participant during 1996, excluding payment of overtime, incentive compensation, commissions, severance, reimbursement of expenses incurred for the Participant's benefit, or any other payments not deemed part of a Participant's base salary;
provided, however, that the Participant's contributions to the Corporation's Voluntary Investment Plan shall be included in Base Compensation. Base Compensation for employees who die, retire or are terminated shall include only such compensation paid to such employee during 1996 with respect to the period prior to death, retirement or termination.

	2.3	"Base Fund" shall mean the aggregate amount of all payments
to be made pursuant to this Plan, which amount shall be determined pursuant to Section 3.1 hereof.

	2.4	"Committee" shall mean the Personnel and Compensation
Committee of the Board of Directors and any successors thereto.

 2.5	"Corporation" shall mean L. B. Foster Company and those
subsidiaries thereof in which L. B. Foster Company owns 100% of the outstanding common stock.

	2.6	"Cost of Capital" shall mean a charge imposed on an
Operating Unit based upon the assets employed by such Operating
Unit, as determined by the Chief Executive Officer.

	2.7	"Fund" shall mean the aggregate amount of all payments made
to Plan Participants under this Plan, after deducting all discretionary payments made pursuant to Section 3.3 hereof.

	2.8	"Individual Incentive Award" shall mean the amount paid to
a Participant pursuant to this Plan, which amount shall be determined pursuant to Section 3.5 hereof and which award shall not exceed the lower of: (i) twice the amount of a Participant's Target Award; or (ii) the Participant's Target
Award multiplied by a percentage equal to twice the percentage of Target Award paid to Participants in the General Pool;
subject, however, to the provisions of Article VII of this Plan.
The limitations herein shall not affect amounts distributed under Sections 3.3 or 5.2.

	2.9	"Operating Unit" shall mean each unit or division reported
in the Company's internal financial statements:  Foster Coated
Pipe, Threaded Products, Fosterweld Tested, Allegheny Rail
Products, New Rail, Relay Rail, Transit Products, Pomeroy,
Piling, Equipment and Fabricated Products, subject to such adjustments as may be made by the Chief Executive Officer.

	2.10	"Operating Unit Income" shall mean an Operating Unit's
1996 gross profit at actual plus (minus) other income (expense) less allocated and direct sales expense and direct administrative expense and Cost of Capital, subject to such adjustments as may be made by the Chief Executive Officer.

	2.11	"Participant" shall mean a salaried employee of the
Corporation who satisfies all of the eligibility requirements set forth in Article IV hereof.

	2.12	"Plan" shall mean the L. B. Foster Company 1996 Incentive
Compensation Plan, which Plan shall be in effect only with respect to the fiscal year ending December 31, 1996.

	2.13	"Pool" shall mean the Product Pool and/or General Pool, as
calculated pursuant to Section 3.4 hereof, subject to such adjustments as are approved by the Chief Executive Officer.


2.14 	"Pre-Incentive Income" shall mean the audited pre-tax
income of the Corporation for the fiscal year ending December 31, 1996 determined in accordance with generally-accepted accounting principles, excluding (i) benefits payable under this Plan; and (ii) any portion of gains or losses arising from transactions not in the ordinary course of business which the Committee, in its sole discretion, determines to exclude.

	2.15	"Target Award" shall mean the product of a Participant's
Base Compensation multiplied by said Participant's Target
Percentage.

	2.16	"Target Percentage" shall mean those percentages assigned
to Participants pursuant to Section 3.2 hereof.


III.	PLAN DESCRIPTION

	3.1	Base Fund.  The amount of the Base Fund shall be calculated
by multiplying the Corporation's Pre-Incentive Income by specified percentages, as follows:

Pre-Incentive Income		         Percentage               Base Fund

$0 - $2,999,999			    	             0			                     0

$3,000,000 - $3,499,999		         	10                 		$300,000 - $349,999

$3,500,000 - $3,999,999			         11                  	$385,000 - $439,999

$4,000,000 - $4,499,999			         12                  	$480,000 - $539,999

$4,500,000 - $4,999,999    		     	13                 		$585,000 - $649,999

$5,000,000 - $5,999,999	           14                  	$700,000 - $839,000

$6,000,000 - $6,999,999		         	15                  	$900,000 - $1,049,994

$7,000,000 - $7,999,999	         		16                  	$1,120,000 - $1,279,999

$8,000,000 - $8,999,999  	        	17                   $1,360,000 - $1,529,999

$9,000,000 - $9,999,999            18                   $1,620,000 - $1,799,999

$10,000,000 - $10,999,999	        	19                  	$1,900,000 - $2,089,999

$11,000,000 and Over		            	20                 		$2,200,000 and Over



	3.2	Target Percentages.  Each Participant shall have a Target
Percentage based upon the grade level of such Participant, unless determined otherwise by the Chief Executive Officer, on July 1, 1996, as follows:


						                                    						Result:  % Of Base
Grade Levels						 	                               Compensation


Grade 10, Plant Managers							                       12.5
Grade 10, Product Managers					                      	12.5
Grade 11, Plant Managers							                       15.0
Grade 11, Product Managers						                      15.0
Grade 6, Sales Positions						                       	15.0
Grade 8, Sales Positions						                       	20.0
Grade 9, Sales Positions						                       	21.0
Grade 10, Sales Positions						                      	22.0
Grade 11, Sales Positions						                      	23.0
Grade 12, Sales or Management Positions			           	25.0
Grade 13, Sales or Management Positions     			      	27.0
Grade 14, Sales or Management Positions			           	30.0
Grade 15, Sales or Management Positions			           	32.0
Grade 16, Sales or Management Positions			           	36.0
Grade 17, Sales or Management Positions				           38.0
Grade 18, Sales or Management Positions			           	39.0
Grade 19, Sales or Management Positions			           	40.0
Grade 20, Sales or Management Positions			           	50.0
Grade 21, Sales or Management Positions			           	52.0
Grade 22, Sales or Management Positions				           54.0
Grade 23 and Above		                             					60.0

Other Employees selected, in writing, by L. B. Foster Company's Chairman of the Board and Chief Executive Officer may also be made Participants in the Plan on such terms as may be approved by the Chairman of the Board and Chief Executive Officer.



	Those Participants who have retired or died prior to July 1, 1996 shall have a Target Percentage based upon their grade level at death or retirement.



	3.3	Discretionary Payments.  Ten percent (10%) of the Base
Fund, plus amounts reallocated pursuant to Section 5.1, shall be reserved for discretionary payments to employees. The recipients of all such awards and the amounts of any such awards initially shall be selected by the Chief Executive Officer, subject to final approval by the Committee. If any amounts are not paid from the amount herein reserved, such remaining amount shall be allocated to the Fund for distribution among the Pools.



 3.4	Calculation of Pools.  Each Participant and all or any
portion of each Participant's Target Award shall be assigned to a Pool or Pools by the Chief Executive Officer of the Company. The dollar amount of each Pool will be determined by dividing the portion of the Target Awards assigned to the Pool by the total Target Awards of all Participants and then multiplying such amount by the Fund.



EXAMPLE 1:



THE CORPORATION'S PRE-INCENTIVE INCOME IS $5,100,000. THE TOTAL OF ALL TARGET AWARDS FOR ALL PLAN PARTICIPANTS IS $1,900,000, WITH $805,000 ALLOCATED TO THE GENERAL POOL AND $1,095,000 ALLOCATED TO THE PRODUCT POOL. THE DOLLAR AMOUNT OF EACH POOL WOULD BE CALCULATED AS FOLLOWS:





(a)	Determine Base Fund

	$5,100,000  x  14%  =  $714,000


(b)	Calculate Fund By Deducting 10% For "Discretionary Awards"

	$714,000  x  90%  =  $642,600


(c)	Determine Amount of Each Pool



	1.	General Pool



		$   805,000

		---------------		x	$642,600   =   $272,260

		$1,900,000



	2.	Product Pool



		$1,095,000

		---------------		x	$642,600   =    $370,340

		$1,900,000





	3.5	Calculation of Individual Incentive Awards.  The
calculation of an Individual Incentive Award shall be determined based on the Pool(s) to which a Participant is assigned.







 3.5A	General Pool Individual Incentive Awards.  A General Pool
Participant's Individual Incentive Award shall be calculated, subject to the limitations in Section 2.8, as follows:



	(a)	Divide Participant's Target Award allocated to General Pool
by the sum of all Target Awards allocated to General Pool;



	(b)	Multiply (a) by amount of General Pool.





EXAMPLE 2:



THE GENERAL POOL IS $272,260.  THE SUM OF ALL GENERAL POOL
PARTICIPANTS' TARGET AWARDS IS $805,000.  MANAGER JONES HAS A
TARGET AWARD OF $19,200:



	$  19,200

	-------------	x      $272,260   =   $6,494 (Individual Incentive Award)

	$805,000



	3.5B	Product Pool Individual Incentive Awards.  The Product
Pool shall be divided based upon the relative improvement in the Operating Units' "Operating Unit Income" and the Operating
Units' respective shares of all Units' "Operating Unit Income".
All Participants in the Product Pool shall be assigned to one or more Operating Unit(s) and their respective Target Awards shall be allocated among one or more Operating Unit(s), all as determined by the Chief Executive Officer. Individual awards shall be calculated, subject to the limitations in Section 2.8, as follows:



	(a)	Add together:  (i) all Operating Units' "Operating Unit
Income" (disregarding any annual loss which an Operating Unit may have sustained); and (ii) the total improvement in all Units' "Operating Unit Income" over all Units' "Average Unit
Income" (disregarding any Unit that did not improve and, for purposes of calculating improvement, counting only a reduced percentage of such improvement [as determined by the Chief
Executive Officer but in no event greater than 50%] which represents a reduction from negative "Average Unit Income" to zero).



	(b)	Divide (a) into the sum of all Operating Units' Operating
Unit Income (calculated in the same manner as in (a) above) and multiply the resulting quotient by the amount in the Product
Pool (the "Product Operating Income Subpool").





 (c)	Divide (a) into the sum of all improvement in all Units'
Operating Unit Income over such Units' respective Average Unit Incomes (calculated in the same manner as in (a) above) and multiply the resulting quotient by the amount in the Product Pool (the "Product Improvement Subpool").



	(d)	To determine an Operating Unit's share of the Product
Operating Income Subpool, multiply the amount in the Product
Operating Income Subpool by a fraction, the numerator of which is the Operating Unit's Operating Income and the denominator is the sum of all Units' Operating Income (calculated in the same manner as in (a) above).



	(e)	To determine an Operating Unit's share of the Product
Improvement Subpool, multiply the amount of the Product
Improvement Subpool by a fraction, the numerator of which is the Operating Unit's improvement (calculated in the same manner as in (a) above) and the denominator of which is the sum of all Operating Units' improvement (calculated in the same manner as in (a) above).



	(f)	To determine a Participant's share of the Product Operating
Income Subpool, multiply the amount calculated in (d) above by a fraction, the numerator of which is the Participants' Target
Bonus allocated to the Operating Unit and the denominator of which is the sum of all Target Bonuses allocated to the Operating Unit.



	(g)	To determine a Participant's share of the Product
Improvement Subpool, multiply the amount calculated in (e) above by a fraction, the numerator of which is the Participants'
Target Bonus allocated to the Operating Unit and the denominator of which is the sum of all Target Bonuses allocated to the Operating Unit.


EXAMPLE 3:



THE PRODUCT POOL IS $370,340. RELAY RAIL'S OPERATING UNIT INCOME IS $900,000 WHILE ITS AVERAGE UNIT INCOME IS A LOSS OF $100,000. THE SUM OF ALL OPERATING UNITS' "OPERATING UNIT INCOME" IS $6,000,000 AND THE SUM OF ALL OPERATING UNITS' IMPROVEMENT OVER THE SUM OF THEIR "AVERAGE UNIT INCOMES" IS $4,300,000. PRODUCT MANAGER SMITH HAS A TARGET AWARD OF $20,000 AND THE SUM OF ALL TARGET AWARDS ALLOCATED TO RELAY RAIL IS $120,000. TWENTY-FIVE PERCENT (25%) OF SMITH'S TARGET AWARD IS ALLOCATED TO THE GENERAL POOL, TEN PERCENT (10%) IS ALLOCATED TO POMEROY AND SIXTY-FIVE PERCENT (65%) IS ALLOCATED TO RELAY RAIL.
 IT HAS BEEN DETERMINED THAT FIFTY PERCENT (50%) OF IMPROVEMENT FOR REDUCTION OF LOSSES SHALL BE COUNTED. THE PORTION OF SMITH'S INDIVIDUAL INCENTIVE AWARD ATTRIBUTABLE TO RELAY RAIL IS CALCULATED AS FOLLOWS:



(a)	Determine Allocation Between Product Operating Income
Subpool and Product Improvement Subpool:


	1.	$6,000,000  +   $ 4,300,000    =    $10,300,000

	2.	$6,000,000  / $10,300,000   =    58.25%

	3.	$4,300,000  /   $10,300,000   =     41.75%

	4.	$370,340     x    58.25%          =    $215,723

                 					     ("Product Operating Income Subpool")

	5.	$370,340     x     41.75%         =    $154,617

     				                   ("Product Improvement Subpool")

(b)	Determine Relay Rail's share of Product Operating Income
Subpool and 		Product Improvement Subpool:



	1.	$   900,000

		---------------	x     $215,723    =     $32,358

		$6,000,000				                       (Relay Rail's Share of Product

                                 							 Operating Income Subpool)



	2.	$   900,000 + ($100,000 X 50%)

		-------------	x     $154,617     =	 $34,160

		$4,300,000			                     	 (Relay Rail's Share of Product

                               							 Improvement Subpool)



 (c)	Determine Smith's Individual Award from Relay Rail:



	1.	$  20,000	x         65%         =     $13,000  (Smith's Target Award

              						                             Allocable to Relay Rail)

	2.	$  13,000

		------------	x	$32,358   =    $ 3,505

		$120,000			            	     (Smith's Share of Product
                      										Operating Income Subpool)

	3.	$  13,000

		-------------	x	$34,160   =	 $ 3,701

		$120,000		    	            	(Smith's Share of Product

                       							Improvement Income Subpool)


Smith would also be able to receive an additional award based upon Pomeroy's performance.


IV.	ELIGIBILITY

	Unless changed or amended by the Committee, an employee shall be deemed a Participant in the Plan only if all of the following requirements are satisfied:



	A.	A Participant must be a salaried employee of the
Corporation, at a grade level set forth in Section 3.2 or as otherwise approved by L. B. Foster Company's Chairman of the Board and Chief Executive Officer for at least six (6) months of the entire fiscal year, unless deceased or retired.



	B.	A Participant must not have been terminated for cause, or
voluntarily have resigned (other than due to retirement with the Company's consent) prior to the date Individual Incentive Awards are paid.



	As used herein, "cause" to terminate employment shall exist upon (i) the failure of an employee to substantially perform his duties with the Corporation; (ii) the engaging by an employee in any criminal act or in other conduct injurious to the Corporation; or (iii) the failure of an employee to follow the reasonable directives of the employee's superior(s).



 V.	REALLOCATIONS



	5.1	In the event an employee has satisfied the eligibility
criteria set forth in Article IV(A), but has not satisfied the eligibility criteria set forth in Article IV(B), the portion of the Individual Incentive Awards allocable to the Product Pool shall be calculated as though such employee was a Participant and any amounts which would have been payable to such employee from the Product Pool shall be used for discretionary payments under Section 3.3.



	5.2	Any portion of the Fund not otherwise distributed ("Excess
Funds") shall be awarded to each Participant in an amount calculated by multiplying the amount of the Excess Funds by a fraction, the numerator of which shall be the Participant's
Target Bonus and the denominator of which shall be the sum of all Participants' Target Bonuses.



VI.	PAYMENT OF AWARDS



	Payment of Individual Incentive Awards will be made on or before March 15, 1997.



VII.	LIMITATIONS ON AWARDS



	Notwithstanding any other provision of this Plan, Individual Incentive Awards shall normally be limited to twice the amount of a Participant's Target Award.



VIII.	ADMINISTRATION AND INTERPRETATION OF THE PLAN



	A determination by the Committee in carrying out, administering or interpreting this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors and personal representatives.



	The Committee may, from time to time, amend the Plan; provided, however, that the Committee may not amend, terminate or suspend the Plan so as to reduce the Base Fund payable under the Plan.



	The Chief Executive Officer may delegate any of his duties herein.



	The Corporation's independent public accountants will review and verify the Corporation's determination of Pre-Incentive
Income.
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